                                                                    Exhibit 99.1


                                    Contact:    Darrell W. Crate
                                                Affiliated Managers Group, Inc.
                                                (617) 747-3300


                   AMG REPORTS FINANCIAL AND OPERATING RESULTS
                    FOR SECOND QUARTER AND FIRST HALF OF 2002


              COMPANY REPORTS CASH EPS FOR SECOND QUARTER OF $1.12


BOSTON, MA, JULY 24, 2002 - Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the quarter and six months ended June 30, 2002.

Cash earnings per share ("Cash EPS") for the second quarter of 2002 were $1.12. (Cash EPS is the Company's reported EPS figure plus non-cash charges on a per share basis which arise from the use of the purchase method of accounting. The Company considers Cash EPS to be the most meaningful measure of its financial performance.) Diluted earnings per share for the second quarter of 2002 were $0.67, and net income for the second quarter was $15.4 million. Cash Net Income (net income plus the non-cash charges for depreciation and amortization and deferred taxes related to intangible assets) was $25.7 million. These operating results reflect changes in the accounting for intangible assets as a result of the implementation of Financial Accounting Standard No. 142 in the first quarter of 2002, and therefore are not directly comparable to operating results for the second quarter of 2001. For the second quarter of 2002, revenue was $129.6 million, compared to $100.7 million for the second quarter of 2001. EBITDA for the second quarter of 2002 was $37.4 million, compared to $33.6 million for the same period of 2001. For the six months ended June 30, 2002, revenue was $249.0 million, compared to $201.1 million for the six months ended June 30, 2001. EBITDA for the six months ended June 30, 2002 was $72.8 million, compared to $64.9 million for the same period of 2001.

The aggregate assets under management of AMG's affiliated investment management firms at June 30, 2002 were $74.1 billion. The aggregate net client cash flows were approximately $11 million, with outflows from directly managed assets for the second quarter of approximately $107 million, and net inflows of approximately $118 million in overlay assets. Given a favorable mix of inflows to higher margin products and Affiliates in which AMG has a larger financial interest, the net effect of these client cash flows was an increase of approximately $1.1 million to AMG's annualized EBITDA.

"Given the continued challenges of a difficult equity market environment, our Affiliates produced solid results for the quarter and the year-to-date," stated William J. Nutt, Chairman and Chief Executive Officer. "The diversity among our Affiliates' investment styles and distribution channels continues to provide stability to our earnings. While our overall assets were impacted by adverse market conditions, our Affiliates continue to generate internal growth in earnings through client cash flows, and on an overall basis, Cash EPS rose quarter over quarter."


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


Affiliated Managers Group, Inc. Reports Financial and Operating Results for Second Quarter and First Half of 2002
July 24, 2002
Page 2 of 7


"While our value-oriented managers, such as Tweedy, Browne, Systematic and Skyline, were less affected by unfavorable markets, our growth managers, including Friess, Essex and Davis Hamilton, also posted strong relative results for the quarter and the year-to-date," stated Sean M. Healey, President and Chief Operating Officer. "Our Affiliate Development team continues to execute growth initiatives with our Affiliates, including the launch of another series of multi-Affiliate portfolios with Wells Fargo Private Client Services. The portfolios are similar to those introduced earlier this year, but will offer a different set of asset allocation models and Affiliate managers. Finally, this quarter we announced our agreement to invest in Third Avenue Management. Third Avenue's excellent long-term performance record and its value-oriented investments, which include real estate and distressed securities, further strengthen and diversify our Affiliate group."

Separately, AMG's Board of Directors approved an increase in the Company's share repurchase program, authorizing the purchase of up to an additional five percent of shares outstanding. The purchases would be effected at times and in amounts determined at the discretion of AMG's management.

AMG is an asset management company with equity investments in a diverse group of mid-sized investment management firms. AMG's strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG's innovative transaction structure allows individual members of each Affiliate's management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

-------------------------------------------------------------------------------
CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING CHANGES IN THE SECURITIES OR FINANCIAL MARKETS OR IN GENERAL ECONOMIC CONDITIONS, THE AVAILABILITY OF EQUITY AND DEBT FINANCING, COMPETITION FOR ACQUISITIONS OF INTERESTS IN INVESTMENT MANAGEMENT FIRMS, THE ABILITY TO COMPLETE PENDING ACQUISITIONS, THE INVESTMENT PERFORMANCE OF OUR AFFILIATES AND THEIR ABILITY TO EFFECTIVELY MARKET THEIR INVESTMENT STRATEGIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN AMG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. REFERENCE IS HEREBY MADE TO THE "CAUTIONARY STATEMENTS" SET FORTH IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001.

                             FINANCIAL TABLES FOLLOW

A TELECONFERENCE WILL BE HELD WITH AMG'S MANAGEMENT AT 11:00 A.M. EASTERN TIME TODAY. PARTIES INTERESTED IN LISTENING TO THE TELECONFERENCE SHOULD DIAL 1-888-467-1742 (DOMESTIC CALLS) OR 1-703-871-3722 (INTERNATIONAL CALLS) STARTING AT 10:45 A.M. EASTERN TIME. PLEASE DIAL THE APPROPRIATE NUMBER AT LEAST TEN MINUTES BEFORE THE CALL BEGINS. THE TELECONFERENCE WILL BE AVAILABLE FOR REPLAY FROM APPROXIMATELY ONE HOUR AFTER THE CONCLUSION OF THE CALL UNTIL 5:00 P.M. EASTERN TIME ON WEDNESDAY, JULY 31, 2002. TO ACCESS THE REPLAY, PLEASE DIAL 1-888-266-2086 (DOMESTIC CALLS) OR 1-703-925-2435 (INTERNATIONAL CALLS), PASS CODE 6104431. THE LIVE CALL AND THE REPLAY (THROUGH JULY 31, 2002) MAY ALSO BE ACCESSED VIA THE WEB AT www.amg.com.

                                       ###

            FOR MORE INFORMATION ON AFFILIATED MANAGERS GROUP, INC.,
                   PLEASE VISIT AMG'S WEB SITE AT www.amg.com.

Affiliated Managers Group, Inc. Reports Financial and Operating Results for Second Quarter and First Half of 2002
July 24, 2002
Page 3 of 7


AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

                                                                              Three Months             Three Months
                                                                                  Ended                    Ended
                                                                                 6/30/01                  6/30/02
                                                                          ---------------------    ---------------------
Revenue                                                                   $         100,663        $         129,631

EBITDA (A)                                                                $          33,564        $          37,448

Net Income                                                                $          13,107        $          15,353

Cash Net Income (B)                                                       $          21,475        $          25,708


Average shares outstanding - diluted                                             22,654,951               22,862,980

Earnings per share - diluted                                              $            0.58        $            0.67

Cash earnings per share - diluted (C)                                     $            0.95        $            1.12



                                                                              December 31,               June 30,
                                                                                  2001                     2002
                                                                          ---------------------    ---------------------
Cash and cash equivalents                                                 $          73,427        $         127,914

Senior debt                                                               $         452,894        $         483,461

Stockholders' equity                                                      $         543,340        $         568,340


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


Affiliated Managers Group, Inc. Reports Financial and Operating Results for Second Quarter and First Half of 2002
July 24, 2002
Page 4 of 7


AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

                                                                               Six Months               Six Months
                                                                                  Ended                    Ended
                                                                                 6/30/01                  6/30/02
                                                                          ---------------------    ---------------------
Revenue                                                                   $         201,138        $         248,966

EBITDA (A)                                                                $          64,868        $          72,845

Net Income                                                                $          25,037        $          29,860

Cash Net Income (B)                                                       $          41,665        $          50,394


Average shares outstanding - diluted                                             22,612,010               22,912,528

Earnings per share - diluted                                              $            1.11        $            1.30

Cash earnings per share - diluted (C)                                     $            1.84        $            2.20


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


Affiliated Managers Group, Inc. Reports Financial and Operating Results for Second Quarter and First Half of 2002
July 24, 2002
Page 5 of 7


AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except as indicated)

                                                                              Three Months              Six Months
                                                                                  Ended                    Ended
                                                                                 6/30/02                  6/30/02
                                                                          ---------------------    ---------------------
Assets under management (at period end, in millions):                     $          74,143        $          74,143

Revenue:                                                                  $         129,631        $         248,966

Owners' Allocation (D):                                                   $          69,181        $         129,945

EBITDA Contribution (E):                                                  $          43,448        $          84,845

RECONCILIATION OF EBITDA CONTRIBUTION TO EBITDA:
  Total EBITDA Contribution (as above)                                    $          43,448        $          84,845
  Less, holding company expenses                                                     (6,000)                 (12,000)
                                                                          ---------------------    ---------------------
  EBITDA                                                                  $          37,448        $          72,845
                                                                          =====================    =====================

Notes:

(A) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization.

(B) Cash Net Income represents net income plus depreciation, amortization and deferred taxes. In periods prior to 2002, Cash Net Income represents net income plus depreciation and amortization.

(C) Cash earnings per share represents Cash Net Income divided by average shares outstanding.

(D) Owners' Allocation represents the portion of an Affiliate's revenue which is allocated to the owners of that Affiliate, including AMG, generally in proportion to their ownership interest, pursuant to the revenue sharing agreement with such Affiliate.

(E) EBITDA Contribution represents the portion of an Affiliate's revenue that is allocated to AMG after amounts retained by the Affiliate for compensation and day-to-day operating and overhead expenses, but before the interest, income taxes, depreciation and amortization expenses of the Affiliate.


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


Affiliated Managers Group, Inc. Reports Financial and Operating Results for Second Quarter and First Half of 2002
July 24, 2002
Page 6 of 7


AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except share data)

                                                     Quarter Ended June 30,                 Year to Date June 30,
                                                   2001                2002                2001               2002
                                              ----------------    ----------------    ---------------    ----------------
Revenue                                       $    100,663        $    129,631        $    201,138       $    248,966

Operating expenses:
  Compensation and related expenses                 32,698              42,046              66,906             83,488
  Amortization of intangible assets                  6,940               3,364              13,842              6,696
  Depreciation and other amortization                1,428               1,452               2,786              2,802
  Selling, general and administrative               19,034              24,061              37,115             43,669
  Other operating expenses                           2,673               3,148               5,288              7,014
                                              ----------------    ----------------    ---------------    ----------------
                                                    62,773              74,071             125,937            143,669
                                              ----------------    ----------------    ---------------    ----------------
Operating income                                    37,890              55,560              75,201            105,297
                                              ----------------    ----------------    ---------------    ----------------

Non-operating (income) and expenses:
  Investment and other income                       (1,470)               (792)             (1,994)            (1,392)
  Interest expense                                   3,351               7,044               6,512             13,580
                                              ----------------    ----------------    ---------------    ----------------
                                                     1,881               6,252               4,518             12,188
                                              ----------------    ----------------    ---------------    ----------------

Income before minority interest and
    taxes                                           36,009              49,308              70,683             93,109
Minority interest                                  (14,164)            (23,720)            (28,956)           (43,342)
                                              ----------------    ----------------    ---------------    ----------------

Income before income taxes                          21,845              25,588              41,727             49,767

Income taxes - current                               8,110               4,696              13,947              8,871
Income taxes - deferred                                628               5,539               2,743             11,036
                                              ----------------    ----------------    ---------------    ----------------
Net income                                    $     13,107        $     15,353        $     25,037       $     29,860
                                              ================    ================    ===============    ================


Average shares outstanding - basic              22,109,068          22,196,540          22,086,244         22,210,658
Average shares outstanding - diluted            22,654,951          22,862,980          22,612,010         22,912,528

Earnings per share - basic                    $      0.59         $      0.69         $      1.13        $      1.34
Earnings per share - diluted                  $      0.58         $      0.67         $      1.11        $      1.30


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


Affiliated Managers Group, Inc. Reports Financial and Operating Results for Second Quarter and First Half of 2002
July 24, 2002
Page 7 of 7


AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                                              December 31,               June 30,
                                                                                  2001                     2002
                                                                          ---------------------    ---------------------
ASSETS
Current assets:
   Cash and cash equivalents                                              $          73,427        $         127,914
   Investment advisory fees receivable                                               57,148                   61,149
   Other current assets                                                               9,464                    8,966
                                                                          ---------------------    ---------------------
     Total current assets                                                           140,039                  198,029

Fixed assets, net                                                                    17,802                   19,853
Equity investment in Affiliate                                                        1,732                        -
Acquired client relationships, net                                                  319,645                  323,384
Goodwill, net                                                                       655,311                  673,381
Other assets                                                                         25,792                   25,604
                                                                          ---------------------    ---------------------
     Total assets                                                         $       1,160,321        $       1,240,251
                                                                          =====================    =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued liabilities                               $          67,136        $          73,503
   Zero coupon convertible debt                                                     227,894                        -
   Senior bank debt                                                                  25,000                   25,000
                                                                          ---------------------    ---------------------
     Total current liabilities                                                      320,030                   98,503

Mandatory convertible debt                                                          200,000                  230,000
Zero coupon convertible debt                                                              -                  228,461
Deferred taxes                                                                       38,081                   49,251
Other long-term liabilities                                                          23,795                   36,440
                                                                          ---------------------    ---------------------
     Total liabilities                                                              581,906                  642,655

Minority interest                                                                    35,075                   29,256

Stockholders' equity:
   Common stock                                                                         235                      235
   Additional paid-in capital                                                       405,087                  405,769
   Accumulated other comprehensive income                                              (846)                    (564)
   Retained earnings                                                                190,502                  220,362
                                                                          ---------------------    ---------------------
                                                                                    594,978                  625,802
   Less treasury shares, at cost                                                    (51,638)                 (57,462)
                                                                          ---------------------    ---------------------
     Total stockholders' equity                                                     543,340                  568,340
                                                                          ---------------------    ---------------------
     Total liabilities and stockholders' equity                           $       1,160,321        $       1,240,251
                                                                          =====================    =====================